UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C.  20549

FORM 8-K

CURRENT REPORT
Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): November 2, 2009 (October 27, 2009)

NATIONAL PENN BANCSHARES, INC.
(Exact Name of Registrant as Specified in Charter)

Pennsylvania (State or Other Jurisdiction of Incorporation)	000-22537-01 (Commission File Number)	23-2215075 (IRS Employer Identification No.)

Philadelphia and Reading Avenues,
Boyertown, PA 19512
(Address of Principal Executive Offices) (Zip Code)

Registrant’s telephone number, including area code: (800) 822-3321

N/A
(Former Name or Former Address, if Changed Since Last Report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12(b) under the Exchange Act (17 CFR 240.14a-12(b))

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Section 5 – Corporate Governance and Management

Item 5.03.  Amendment to Articles of Incorporation or Bylaws; Changes in Fiscal Year

Amendment of Articles of Incorporation

On October 27, 2009, the Board of Directors of National Penn Bancshares, Inc., based upon the recommendation of its Nominating/Corporate Governance Committee on September 8, 2009, approved (A) the cancellation of the 35,000 authorized and unissued shares of preferred stock of National Penn, originally designated as the “Series A Junior Participating Preferred Stock” on August 23, 1989 (the “Series A Preferred Stock”), and (B) a related amendment to National Penn’s Articles of Incorporation abolishing the Series A Preferred Stock.  On October 28, 2009, National Penn filed with the Pennsylvania Department of State a Statement with Respect to Shares which, effective upon filing, abolished the Series A Preferred Stock.

The foregoing description of the amendments to the Articles of Incorporation of National Penn does not purport to be complete and is qualified in its entirety by the text of the Statement with Respect to Shares, which is filed in this Report as Exhibit 3.1 and incorporated herein by reference.

Amendment of Bylaws

On October 27, 2009, the Board of Directors of National Penn, based upon the recommendations of its Nominating/Corporate Governance Committee on September 8, 2009 and October 22, 2009, approved amendments to the Amended and Restated Bylaws of National Penn, effective immediately. The principal purpose of the amendments is to permit, rather than require, the annual election of a Lead Independent Director.  The Amendments make other nonsubstantive revisions to the Bylaws.

The foregoing description of the amendments to the Amended and Restated Bylaws of National Penn does not purport to be complete and is qualified in its entirety by the text of the Amended and Restated Bylaws of National Penn, as so amended, which is filed in this Report as Exhibit 3.2 and incorporated herein by reference.  Added language is shown underscored and deleted language is shown struck through.

Section 8 - Other Events

Item 8.01.   Other Events.

Compensation of Chairman

On October 27, 2009, the Board of Directors of National Penn, based on the recommendation of the Compensation Committee on October 8, 2009, approved an annual cash director’s fee for its independent Chairman, Thomas A. Beaver, in the amount of $50,000.  In Mr. Beaver’s former capacity as Lead Independent Director, which he held until his appointment as Chairman on September 1, 2009, Mr. Beaver received an annual cash director’s fee in the amount of $21,200.

Mr. Beaver’s adjusted annual cash director’s fee will be pro-rated for his four-month service as independent Chairman in 2009.

Contribution of Capital to National Penn Bank

On October 28, 2009, National Penn made a cash capital contribution to National Penn Bank, its principal banking subsidiary, of $60 million, improving each of National Penn Bank’s regulatory capital ratios.

Section 9 – Financial Statements and Exhibits

Item 9.01.   Financial Statements and Exhibits.

(d)           Exhibits.

3.1	Statement with Respect to Shares, filed by National Penn Bancshares, Inc.

3.2	Amended and Restated Bylaws of National Penn Bancshares, Inc.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

NATIONAL PENN BANCSHARES, INC.

By: /s/Glenn E. Moyer Name: Glenn E. Moyer Title: President and CEO

Dated: November 2, 2009

EXHIBIT INDEX

Exhibit Number                     Description

3.1	Statement with Respect to Shares, filed by National Penn Bancshares, Inc.

3.2	Amended and Restated Bylaws of National Penn Bancshares, Inc.